Exhibit (10)(av)

TO:	Vice President/General Manager

FROM:	Raymond J. De Hont

SUBJECT:	FYE 2010 Incentive Plan

Incentive Level:

Participants will be eligible for competitive target bonuses as a percentage of salary as shown below:

Vice President/General Manager	25%

Bonuses will be considered and calculated based upon the attainment of (1) a financial factor, (2) certain personal objectives and (3) corporate goal.

1)	Financial Factor:

Under the FYE 2010 Incentive Plan, the participant becomes eligible for 60% of the potential bonus amount (at 100% performance) upon the attainment of the “financial factor”, defined as Profit Before Taxes (PBT), which equals $___________.

The financial factor multiplier earned based upon PBT is listed below:

PBT	Financial Factor Multiplier
less than 90%	0.00%
90%	30.00%
95%	45.50%
100%	60.00%
105%	66.00%
110%	72.00%
115%	78.00%
120%	84.00%
125% or greater	90.00%

FYE 2010 Incentive Plan

When determining PBT the following items must be considered:

1)	Bonuses for eligible employees must be fully accrued.
2)	Beginning and ending reserves will be considered to determine PBT. All items must be fully reserved at the end of the fiscal year (bad debts, obsolete inventory, advertising, marketing, warranty, etc.).

2)	Personal Objectives:

Under the FYE 2010 Incentive Plan, the participant becomes eligible for 40% of the potential bonus amount (at 100% performance) upon the attainment of the certain “personal objectives”. The participant may qualify for this component of the FYE 2010 Incentive Plan even if bonus under the “financial factor” is not attained, however if PBT is less than 70% of $___________, or $__________, the participant will not qualify to receive any bonus for  the “personal objectives” portion of the Incentive Plan.

The personal objective multiplier earned is listed below:

Objective Achievement	Personal Objective Multiplier
less than 0%	0.00%
5%	2.00%
10%	4.00%
15%	6.00%
20%	8.00%
25%	10.00%
30%	12.00%
35%	14.00%
40%	16.00%
45%	18.00%
50%	20.00%
55%	22.00%
60%	24.00%
65%	26.00%
70%	28.00%
75%	30.00%
80%	32.00%
85%	34.00%
90%	36.00%
95%	38.00%
100%	40.00%
105%	44.00%
110%	48.00%
115%	52.00%
120%	56.00%
125% or greater	60.00%

FYE 2010 Incentive Plan

3)         Corporate Goal

The financial and performance goals will be multiplied by the Corporate Percentage.  The Corporate Goal used to generate the Corporate Percentage represents Met-Pro’s Earnings Before Interest and Taxes (EBIT) for the fiscal year ended January 31, 2010, which is $_____________.

Corporate Goal	Corporate Percentage
less than 80%	80.00%
90%	87.00%
95%	93.50%
100%	100.00%
greater than 100%

Bonus Amount:

Bonus amount =	Salary x Incentive Level x (Financial Factor Multiplier + Personal Objective Multiplier) x Corporate Percentage

Note:

This Incentive Plan (“Plan”) is not a contract that entitles you to an award if the Plan objectives for the fiscal year are met; rather, this Plan is a discretionary short term cash bonus plan administered by the Compensation and Management Development Committee of the Board of Directors (the “Committee”). The Committee retains the sole and absolute discretion to deny and not pay bonuses under the Plan and to reduce bonuses payable under the Plan, notwithstanding the attainment of objectives under the Plan; to increase or pay bonuses under the Plan, even if the objectives under the Plan have not been met; and to further condition, modify or amend the objectives and conditions of eligibility under the Plan. The Committee also retains the sole discretion with respect to awards to be paid, if any, in connection with separations from employment that occur during a Plan year.

Examples of Individual Award with Salary of $100,000 and Incentive Level of 25%:

Example #1:

Goals achieved by employee:
1) PBT = 100%
2) Personal Objectives = 100%
3) Corporate Goal = 100%

Bonus amount = $100,000 x 25% x (60% + 40%) x 100% = $25,000

FYE 2010 Incentive Plan

Example #2:

Goals achieved by employee:
1) PBT = 90%
2) Personal Objectives = 100%
3) Corporate Goal = 100%

Bonus amount = $100,000 x 25% x (30% + 40%) x 100% = $17,500

Example #3:

Goals achieved by employee:
1) PBT = 89%
2) Personal Objectives = 125%
3) Corporate Goal = 100%

Bonus amount = $100,000 x 25% x (0% + 60%) x 100% = $15,000

Example #4:

Goals achieved by employee:
1) PBT = 125%
2) Personal Objectives = 125%
3) Corporate Goal = 100%

Bonus amount = $100,000 x 25% x (90% + 60%) x 100% = $37,500

Example #5:

Goals achieved by employee:
1) PBT = 115%
2) Personal Objectives = 100%
3) Corporate Goal = 79%

Bonus amount = $100,000 x 25% x (78% + 40%) x 80% = $23,600

Example #6:

Goals achieved by employee:
1) PBT = 69%
2) Personal Objectives = 100%
3) Corporate Goal = 100%

Bonus amount = $100,000 x 25% x (0% + 0%) x 100% = $0